UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 9, 2011

Ferro Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-584	34-0217820
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6060 Parkland Boulevard, Mayfield Heights, Ohio		44124
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-875-5600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2011, the Board of Directors (the "Board") of Ferro Corporation (the "Company") approved and adopted certain amendments (the "Amendments") to the Company’s Amended and Restated Code of Regulations (the "Regulations"). The Amendments became effective on December 9, 2011.

As described in more detail below, the Amendments (a) require advance notice and specify information requirements for shareholders to propose business or nominations for election of directors to be considered at annual or special meetings of the Company, (b) eliminate certain restrictions on the Board’s ability to fix the number of directors that constitute the Board and clarify when directors may be elected at a special meeting, and (c) make certain ministerial changes to existing provisions to modernize and conform such provisions to developments in corporate governance practice.

The Board amended Article I, Section 6 of the Regulations to require advance notice of shareholder proposed business at any annual meeting not less than 90 and not more than 120 days prior to the anniversary of the date of the preceding year’s annual meeting of shareholders; provided, however, that if the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary date of the prior year’s annual meeting, shareholder notice of proposed business must be delivered no later than the tenth day following the day on which public announcement of such meeting is first made.

Shareholders seeking to propose business at any annual meeting must provide certain information to the Company, including (a) a description of the business to be brought before the meeting and the text of the proposal, (b) the shareholder’s reasons for conducting the business at the meeting, (c) biographical and share ownership information of the shareholder proponent (and certain affiliates), and (d) descriptions of any material interests of the shareholder proponent (and certain affiliates) in the proposed business and any arrangements between the shareholder proponent (and certain affiliates) and another person or entity with respect to the proposed business.

The Board amended Article II, Section 3 of the Regulations to require advance notice of director nominees proposed by shareholders for election at an annual meeting not less than 90 and not more than 120 days prior to the anniversary of the date of the preceding year’s annual meeting of shareholders; provided, however, that if the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary date of the prior year’s annual meeting, shareholder notice must be delivered no later than the 90th day prior to such meeting or the tenth day following the day on which public announcement of such meeting is first made.

Shareholders seeking to nominate directors for election at any annual meeting must provide certain information to the Company, including (a) certain biographical and share ownership information concerning the nominee and the shareholder proponent, (b) a description of any arrangements between the shareholder proponent (and certain affiliates) and another person or entity with respect to the nomination, including the nominee, and (c) a written consent of the nominee to serve as a director of the Company, if elected, and a representation regarding the nominee’s voting commitments or actions as a director and that the nominee will comply with the Company’s corporate governance and other policies, principles and guidelines.

The Amendments also include similar advance notice and informational requirements for proposals made in connection with special meetings of shareholders in Article I, Section 2 of the Regulations.

With respect to directors, the Amendments modify Article II, Section 1 of the Regulations to permit the Board to fix the number of directors, provided that the directors do not fix the number of directors at less than nine or more than fifteen. The Amendments also modify Article II, Section 2 of the Regulations to clarify that directors may be elected at a special meeting only if the special meeting is called for the purpose of (a) removing directors and electing their replacements, or (b) increasing the size of the Board and electing the directors to fill the new directors’ offices created by the increase.

In addition, the Amendments:

• permit the Board to postpone and reschedule any previously scheduled annual or special meeting of the shareholders (Article I, Section 1);

• limit the business that may be conducted at a special meeting to only such matters that are contained in the notice of the special meeting or are otherwise properly brought before the meeting and provide the Chairman of the Board (or other designated presiding officer) the specific authority to set procedures for shareholder meetings and determine whether any business, proposal or nomination has been timely and properly brought before such meeting (Article I, Sections 5 and 6 and Article II, Section 3);

• incorporate provisions outlining the rights of shareholders to remove the Company’s directors under Ohio law (Article II, Section 5);

• clarify that the directors can determine the time and place of the Board’s annual organizational meeting and require one-third of the entire Board to call a special meeting of directors (Article II, Section 6 and Article II, Section 8);

• clarify that directors and committee members may receive electronic notice of meetings and act by written consent, including through an electronic form of writing (Article II, Section 9, Article II, Section 10 and Article III, Section 2); and

• provide that the directors’ right to indemnification granted in the Regulations may not be limited on a retroactive basis (Article V).

In addition, non-substantive language and conforming changes were made to certain provisions, including those provisions impacted by the Amendments described above.

The foregoing is a summary of the Amendments and is qualified in its entirety by reference to the full text of the Regulations, as amended and restated to include the Amendments, which are attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1: Ferro Corporation Code of Regulations

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferro Corporation

December 14, 2011	By:	Mark H. Duesenberg

Name: Mark H. Duesenberg
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Ferro Corporation Code of Regulations